Exhibit 99.1

reAlpha Announces Pricing of $8.0 Million Public Offering

DUBLIN, Ohio, November 21, 2023--(BUSINESS WIRE)-- reAlpha Tech Corp. (“reAlpha”) (NASDAQ: AIRE), a real estate technology company focused on developing, utilizing and commercializing real estate-focused artificial intelligence to drive efficiency, sustainability and growth, today announced the pricing of its public offering of 1,600,000 units (the “Offering”), with each unit consisting of one share of common stock and one and a half warrants to purchase one and a half shares of common stock. Each unit is being sold at a public offering price of $5.00. The warrants will be immediately exercisable at a price of $5.00 per full share and will expire five years from the date of issuance. The shares of common stock and accompanying warrants can only be purchased together in this Offering, but will be issued separately and will be immediately separable upon issuance.

Gross proceeds, before deducting placement agent fees and other Offering expenses, are expected to be approximately $8.0 million. The Offering is expected to close on November 24, 2023, subject to customary closing conditions.

Maxim Group LLC is acting as sole placement agent in connection with this Offering.

The securities described above are being offered pursuant to a registration statement on Form S-11 (File No. 333-275604) (as amended, the “Registration Statement”), which was declared effective by the Securities and Exchange Commission (the “SEC”) on November 21, 2023. The Offering is being made only by means of a prospectus which is a part of the Registration Statement. A preliminary prospectus relating to the Offering has been filed with the SEC. Copies of the final prospectus relating to this Offering, when available, will be filed with the SEC and may be obtained from Maxim Group LLC, 300 Park Avenue, 16th Floor, New York, NY 10022, at (212) 895-3745.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy any of the securities described herein, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

About reAlpha

reAlpha Tech Corp. (NASDAQ: AIRE) is a real estate technology company with a mission to develop, utilize and commercialize real-estate focused artificial intelligence to drive efficiency, sustainability and growth. Founded with a focus on short-term rental properties, reAlpha’s strategy involves developing and buying technologies aimed at democratizing access to this asset class. In addition to providing individual investors with access to short-term rentals, reAlpha plans to make some of its technologies available for commercial use on a licensing fee basis, pay-per-use basis or other fee arrangements. For more information about reAlpha, visit www.realpha.com.

Forward-Looking Safe Harbor Statement

The information in this press release includes “forward-looking statements”. Forward-looking statements include, among other things, statements about: risks and uncertainties related to satisfaction of the closing conditions related to the Offering; reAlpha’s ability to anticipate the future needs of the short-term rental market; future trends in the real estate, technology and artificial intelligence (“AI”) industries, generally; and reAlpha’s future growth strategy and growth rate. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “could”, “might”, “plan”, “possible”, “project”, “strive”, “budget”, “forecast”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. These forward-looking statements include, without limitation, statements regarding the satisfaction of required conditions for the listing of the reAlpha common stock. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: the ability to satisfy the closing conditions related to the Offering and the overall timing and completion of such Offering closing conditions; reAlpha’s limited operating history and that reAlpha has not yet fully developed its AI-based technologies; reAlpha’s ability to commercialize its developing AI-based technologies; whether reAlpha’s technology and products will be accepted and adopted by its customers and intended users; the inability to maintain and strengthen reAlpha’s brand and reputation; the inability to accurately forecast demand for short-term rentals and AI-based real estate focused products; the inability to execute business objectives and growth strategies successfully or sustain reAlpha’s growth; the inability of reAlpha’s customers to pay for reAlpha’s services; changes in applicable laws or regulations, and the impact of the regulatory environment and complexities with compliance related to such environment; and other risks and uncertainties indicated in reAlpha’s U.S. Securities and Exchange Commission (“SEC”) filings. Forward-looking statements are based on the opinions and estimates of management at the date the statements are made and are subject to a variety of risks and uncertainties and other factors that could cause actual events or results to differ materially from those anticipated in the forward-looking statements. Although reAlpha believes that the expectations reflected in the forward-looking statements are reasonable, there can be no assurance that such expectations will prove to be correct. reAlpha’s future results, level of activity, performance or achievements may differ materially from those contemplated, expressed or implied by the forward-looking statements, and there is no representation that the actual results achieved will be the same, in whole or in part, as those set out in the forward-looking statements. For more information about the factors that could cause such differences, please refer to reAlpha’s filings with the SEC. Readers are cautioned not to put undue reliance on forward-looking statements, and reAlpha does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Contacts

Media

ICR on behalf of reAlpha

media@realpha.com